AGREEMENT FOR ASSIGNMENT OF PROMISSORY NOTE, UCC FINANCING
            STATEMENT AND RELATED COLLATERAL DOCUMENTS AND INTERESTS

      THIS AGREEMENT FOR ASSIGNMENT OF PROMISSORY NOTE. UCC FINANCING STATEMENT AND RELATED COLLATERAL DOCUMENTS AND INTERESTS ("Agreement") is made and entered into this 26th day of August, 2005 by and between U.S. Bank, N.A. ("the Bank") and David R. DeYoung and Mary Anne DeYoung ("Purchasers"). The Bank and Purchasers are sometimes hereinafter referred to as ("the Parties").

                                    Recitals

      A. On or about February 24, 2004, Image Software, Inc. ("Borrower") and the Bank entered into a lending agreement (the "Loan") evidenced by that Revolving Credit Note of said date in the original principal sum of $200,000.00 (the "Note").

      B. The full and faithful performance of the Note is secured by that certain Business Security Agreement ("Security Agreement") dated February 24, 2004 executed and delivered by Image Software, Inc., for the benefit of the Bank. The Business Security Agreement security interest is reflected in a UCC Financing Statement which Statement was recorded on March 5, 2004 in the records of the Secretary of State as reception number 2004F023558 (the "UCC Financing Statement).

      C. The Note, Security Agreement, Debt and Security Interest Subordination Agreement and UCC Financing Statement are hereinafter collectively referred to as the "Agreement Documents."

      D. WHEREAS, Purchasers desire to purchase from the Bank, and the Bank desires to sell to Purchasers, without recourse, all of the Bank's rights, title and interest, in and to the Agreement Documents on the terms described below.

      NOW, THEREFORE, the parties agree as follows:

      1. Preamble; Preliminary Recitals. The preamble and preliminary recitals set forth above are by this reference incorporated in and made a part of this Agreement,

      2. Purchase of Assets. Subject to the provisions of this Agreement, Purchasers agree to purchase, and The Bank agrees to sell, without recourse, all of the Bank's rights, title and interest, in and to: (a) the Agreement Documents as defined above; (b) all indebtedness under the Agreement Documents, and (c) all causes of action related to the Agreement Documents (all of which are hereinafter, collectively referred to as the "Purchased Assets"). The Purchased Assets do not include any other assets of the Bank and specifically exclude: (i) cash; (ii) any accounting related books and records, whether written or electronically recorded; (iii) causes of action not related to the Purchased Assets; (iv) deposits and (v) any personal property interests subject to any security interest in favor of a third party.

      3. Purchase Price. The purchase price for the Purchased Assets shall be One Hundred Forty Nine Thousand One Hundred Thirty Five and 43/100ths Dollars ($149,135.43) ("Purchase Price"). The Purchase Price is payable upon the date and at the time of Closing.

      4. Closing. The consummation of the purchase and sale of the Purchased Assets (the "Closing") shall be held on August 26, 2005 or sooner by mutual agreement of the parties at the Bank's branch office located at Denver Tech Center Office, 8401 E. Belleview Avenue, Denver, Colorado 80237. At Closing, Purchasers shall pay to the Bank the Purchase Price, in Good Funds.

      5. Delivery and Condition of the Purchased Assets.

            a. Immediately upon the delivery to the Bank of Good Funds in the amount of the Purchase Price by Purchasers at the Closing, the Bank shall deliver to Purchaser an original Allonge assigning the Note in the form attached hereto as Exhibit A. Additionally, after the closing, the Bank will obtain the original Note and deliver the original Note to Purchasers. Upon the execution and delivery of the aforesaid Allonge and original documents, the Bank shall be deemed to have fully and completely transferred to Purchasers all its rights, title and interest in, as well as possession, custody and control of the Purchased Assets. The Bank shall not be liable or responsible for any liabilities or obligations of any kind or nature whatsoever arising out of, under, or related to the Purchased Assets from and after the Closing.

            b.  The  Bank   represents  to   Purchasers,   as  the  Bank's  sole
representation in connection with this Agreement, is as follows:

      The Bank is the holder of the Agreement Documents and has not transferred any interest therein to any other person or entity.

      c. Purchasers agree that they are purchasing and shall take possession, except as otherwise provided herein, of the Purchased Assets in their AS IS, WHERE IS condition and acknowledges that it has previously been given the opportunity to and has conducted such investigations and inspections of the Purchased Assets, and the transactions underlying the Purchased Assets, as it has deemed necessary or appropriate for the purposes of this Agreement. Purchasers represent and acknowledge that its decisions to enter into and close this Agreement were and are based solely on Purchasers' own due diligence and were not and are not the result of any reliance upon any representations of the Bank, or any employee or agent thereof, except as are expressly set forth herein.

      d. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, THE BANK DOES NOT MAKE ANY EXPRESS OR IMPLIED REPRESENTATIONS, STATEMENTS, WARRANTIES, OR CONDITIONS OF ANY KIND OR NATURE WHATSOEVER CONCERNING THE AGREEMENT DOCUMENTS, INCLUDING (WITHOUT LIMITING THE GENERALITY OF THE FOREGOING) ANY WARRANTIES REGARDING THE CONDITION, QUANTITY AND/OR QUALITY OR VALUE OF ANY OR ALL OF THE AGREEMENT DOCUMENTS AND ANY AND ALL IMPLIED WARRANTIES ARE HEREBY DISCLAIMED. FURTHER, THE PURCHASERS EXPRESSLY ACKNOWLEDGE AND AGREE THAT NO REPRESENTATIONS HAVE BEEN MADE BY THE BANK NOR HAVE PURCHASERS RELIED UPON ANY INFORMATION OTHER THAN ITS OWN INVESTIGATION, IF ANY, AS TO THE PRIORITY OF ANY SECURITY INTEREST.

                ANY SALE, TRANSFER OR ASSIGNMENT OF THE AGREEMENT
           DOCUMENTS PURSUANT TO THIS AGREEMENT IS WITHOUT RECOURSE.

      6. Conditions Precedent to Closing. The obligation of performance by the Purchasers under this Agreement is contingent upon the Purchasers' approval of the Allonge attached hereto as Exhibit A, and such other due diligence as determined by their sole discretion. The performance of Bank of its obligations under this Agreement is further subject to the condition that the Bank has not, on or before the Closing Date, received a tender of funds from or on behalf of the parties obligated under the Agreement Documents sufficient to satisfy all obligations thereunder.

      7. Default by Bank. If the Bank fails to make the required deliveries at the Closing or otherwise defaults under this Agreement, then Purchasers shall have the right to terminate this Agreement and thereupon this Agreement shall he null and void and of no legal effect whatsoever. If so terminated, each party hereto shall suffer their own losses, costs, expenses or damages rising out of, under or related to this Agreement.

      8. Indemnity. Purchasers shall indemnify, defend and hold the Bank harmless from and against any and all losses, liabilities, damages, costs and obligations, or actions or claims in respect thereof including reasonable counsel fees which the Bank may suffer or incur arising out of or based upon:

            a. the breach of any representation, warranty, covenant or agreement of Purchasers contained in this Agreement, and

            b. the Purchasers' use of any of the Agreement Documents after the Closing.

      9. Miscellaneous. This Agreement may be executed by the parties hereto by facsimile signature, any of which shall be deemed an original signature, and in any number of separate counterparts all of which taken together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement on the date first above written.

U.S. BANK, N.A.

By: /s/Brian Curry
    ------------------------------
    Brian Curry, as Vice President
                                                     /s/David R. DeYoung
                                                     ---------------------------
                                                     David R. DeYoung


                                                     /s/ Mary Anne DeYoung
                                                     ---------------------------
                                                     Mary Anne DeYoung

                                     ALLONGE


       (Attached to and made a part of that certain Revolving Credit Note, dated February 24, 2004, in the original principal amount of $200,000.00 from
                   Image Software, Inc. to U. S. Bank, N.A.)

      Pay to the order of David R. DeYoung and Mary Anne DeYoung, without recourse or warranty in any event.

      Dated: August 26, 2005

                                             U.S. BANK, N.A.



                                             By:/s/ Brian Curry
                                                -----------------------------
                                                Brian Curry, as Vice President

                                 For Bank Use Only   Reviewed by ______________
                                 Due  FEBRUARY 24, 2005
                                 Customer #  7521406900       Loan # __________


                              REVOLVING CREDIT NOTE

$ 200,000.00                                                   FEBRUARY 24, 2004
------------                                                   -----------------

      FOR VALUE RECEIVED, the undersigned borrower (the "Borrower"), promises to pay to the order of U.S. BANK N.A. (the "Bank"), the principal sum of TWO HUNDRED THOUSAND AND NO/1 0 Dollars ($ 200,000.00 ) payable FEBRUARY 24, 2005 (the "Maturity Date").

      Interest.

      The unpaid principal balance will bear interest at an annual rate equal to 1.750% plus the prime rate announced by the Bank.

      The interest rate hereunder will be adjusted each time that the prime rate changes.

      Payment Schedule.

      Interest is payable beginning MARCH 24, 2004, and on the same date of each CONSECUTIVE month thereafter (except that if a given month does not have such a date, the last day of such month), plus a final interest payment with the final payment of principal.



      Interest will be computed for the actual number of days principal is unpaid, using a daily factor obtained by dividing the stated interest rate by 360.

      Notwithstanding any provision of this Note to the contrary, upon any default or at any time during the continuation thereof (including failure to pay upon maturity), the Bank may, at its option and subject to applicable law, increase the interest rate on this Note to a rate of 5% per annum plus the interest rate otherwise payable hereunder. Notwithstanding the foregoing and subject to applicable law, upon the occurrence of a default by the Borrower or any guarantor involving bankruptcy, insolvency, receivership proceedings or an assignment for the benefit of creditors, the interest rate on this Note shall automatically increase to a rate of 5% per annum plus the rate otherwise payable hereunder.

      In no event will the interest rate hereunder exceed that permitted by applicable law. If any interest or other charge is finally determined by a court of competent jurisdiction to exceed the maximum amount permitted by law, the interest or charge shall be reduced to the maximum permitted by law, and the Bank may credit any excess amount previously collected against the balance due or refund the amount to the Borrower,

      Subject to applicable law, if any payment is not made on or before its due date, the Bank may collect a delinquency charge of 0.00 % of the unpaid amount. Collection of the late payment fee shall not be deemed to be a waiver of the Bank's right to declare a default hereunder.

      Without affecting the liability of any Borrower, endorser, surety or guarantor, the Bank may, without notice, renew or extend the time for payment, accept partial payments, release or impair any collateral security for the payment of this Note, or agree not to sue any party liable on it.

      This Revolving Credit Note constitutes the Note issued under a Revolving Credit Agreement dated as of the date hereof between the Borrower and the Bank, to which Agreement reference is hereby made for a statement of the terms and conditions under which loans evidenced hereby were or may be made and a description of the terms and conditions upon which the maturity of this Note may be accelerated, and for a description of the collateral securing this Note.

      This Note is a "transferablerecord" as defined in applicable law relating to electronic transactions. Therefore, the holder of this Note may, on behalf of Borrower, create a microfilm or optical disk or other electronic image of this Note that is an authoritative copy as defined in such law. The holder of this Note may store the authoritative copy of such Note in its electronic form and then destroy the paper original as part of the holder's normal business practices. The holder, on its own behalf, may control and transfer such authoritative copy as permitted by such law.

      All documents attached hereto, including any appendices, schedules, riders, and exhibits to this Revolving Credit Note, are hereby expressly incorporated by reference.


The Borrower hereby acknowledges the receipt of a copy of this Note.

(Individual Borrower)                  IMAGE SOFTWARE, INC.
                                       -----------------------------------------
                                       Borrower Name (Organization)

                                       a   COLORADO corporation
                                           -------------------------------------

                                       By: /s/ DAVID R. DEYOUNG
                                           -------------------------------------
Borrower Name     N/A                      David R. DeYoung, President
             --------------
                                       Name and Title   AUTHORIZED SIGNER, TITLE
                                                        ------------------------

                                       By
                                         ---------------------------------------
Borrower Name     N/A                  Name and Title
             --------------                          ---------------------------



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